Exhibit C

NUMBER

SHARES



INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

TopFlight GameBirds, Inc.

The Corporation is authorized to issue 100,000,000 Common Shares -- Par Value $0.001 each

SPECIMEN

This Certifies that ______________________ is the owner of
______________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ______________________

PRESIDENT

SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – ________ Custodian ________ (Minor) under Uniform Gifts to Minors Act ________ (State)
UNIF TRF MIN ACT – ________ Custodian ________ (Minor) under ________ (State) Uniform Transfer to Minors Act

For value received, the undersigned hereby sells, assigns and transfers unto ________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________ *Shares*

represented by the within Certificate, and hereby irrevocably constitutes and appoints ________ *Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.*

Dated, ________

In presence of

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.